UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

MyMD Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	MYMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2021, MyMD Pharmaceuticals, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Company’s Annual Meeting, holders of the Company’s voting securities with a total aggregate voting power of 31,371,678 votes were present in person or represented by proxy. The matters submitted for a vote and the related results are set forth below.

(1)	Election of six directors to serve on our board of directors to serve for a term of one year or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chris Chapman	26,548,186	58,587	4,764,905
Craig Eagle	26,599,709	7,064	4,764,905
Christopher C. Schreiber	26,557,751	49,022	4,764,905
Joshua Silverman	24,859,416	1,747,357	4,764,905
Jude Uzonwanne	26,597,722	9,051	4,764,905
Bill J. White	26,138,800	467,973	4,764,905

The terms of the Company’s directors were scheduled to expire at the Annual Meeting, and the Board nominated all six directors for re-election at the Annual Meeting. At the Annual Meeting, Dr. Chris Chapman, Dr. Craig Eagle, Mr. Christopher C. Schreiber, Mr. Joshua Silverman, Mr. Jude Uzonwanne, and Mr. Bill J. White were elected as directors of the Board to serve for a term expiring at the Company’s 2022 annual meeting of stockholders.

(2)	Ratification of the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Votes Abstaining
31,345,919	22,163	3,596

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 22, 2021, as supplemented, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyMD PHARMACEUTICALS, INC.

Date: December 29, 2021	By:	/s/ Chris Chapman
Chris Chapman, M.D.
President